   Duff & Phelps
   Utilities
   Tax-Free
   Income Inc.
------------------------------------------------------------
   Annual Report
   October 31, 1998

Letter to Shareholders
December 8, 1998
Dear Shareholder:

   Duff & Phelps Utilities Tax-Free Income Inc. (DTF) continued to provide a very attractive level of tax-free income over the past fiscal year ending
October 31, 1998. On October 30, the stock closed at $17.31. Our 8 cent monthly dividend translates to a tax- free yield of 5.54%. This attractive level of income continues to be generated by a high quality, well diversified investment portfolio.

   DTF's total return for the one, three and five year periods compare favorably to the Lehman Brothers Municipal Bond Index as shown below:


                     ANNUAL TOTAL RETURN
                       (10/31/98)
                                  One Year   Three Year
Five Year
Duff & Phelps Utilities Tax-
Free Income Inc.1                    8.14%      7.46%
6.61%
Lehman Brothers Municipal Index      8.02%      7.40%
6.35%

   1Source: Lipper Analytical Services, Inc. Total return of the Fund as calculated for the period ended October 31, 1998 is based on the net asset value and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the NYSE. Past performance is no guarantee of future results.

   In addition, DTF's total return over the past five years compares favorably to the Lipper Leveraged Municipal Bond Fund Index of 6.29% (this is the average of 42 closed-end funds for the five years ended October 31, 1998 in the General and Insured Leveraged Municipal Bond Fund Index according to Lipper Analytical
Services, Inc.).

                          FUND DIVERSIFICATION

                          Market Sectors
                          Electric Utilities
25%
                          Non-Utilities
31
                          Pollution Control
20
                          Water/Sewer Revenue
13
                          Pre-Refunded Utilities
9
                          Cash
2

   The Fund's strong call protection and diversified sector holdings contributed to this strong relative performance over these periods. The Fund's diversification by market sector is shown above.

General Economic Commentary

   The bond market was extremely volatile for the twelve months ended October
31, 1998 as interest rates declined significantly during this period in response to major global economic turmoil which began in late 1997 and reached a peak during the third quarter of 1998.

   This global economic turmoil was brought on by a series of currency devaluations in Asia and heightened by a devaluation of the Russian Ruble on
August 17. The threat of a global "credit crunch" and economic recession soon took hold, sending investors to the safest investments, specifically US
Treasury securities, causing interest rates to decline. Concerned that this credit crunch could slow the US economy dramatically, the Federal Reserve reacted by cutting the overnight bank lending rate twice (25 basis points each cut) in just 17 days. The initial reaction from all investment markets has been favorable, however, the Fed remains on watch to ensure continued economic expansion in the context of contained inflation.

The Municipal Market and Your Fund

   The U.S. Treasury market outperformed the municipal market over the past twelve months due primarily to supply and demand factors.

   As interest rates declined throughout 1998, municipal issuers flooded the market with new supply in an effort to take advantage of the lower interest rates. Total new issue supply for 1998 is shaping up to be the second largest new supply year on record and the highest level of new municipal issuance since the record year of 1993. Retail demand for municipals could not keep pace with this massive new supply of bonds coming into the market causing yields on municipal bonds to trade close to and even exceed the yield levels on 30 year U.S Treasury Bonds at various points. The last time this ratio of municipal yields to U.S. Treasury yields exceeded 100% was in 1986 when then
U.S. Senator Robert Packwood proposed the idea of taxing the income generated from municipal bonds. With municipal yields still historically high relative to U.S. Treasury yields, municipal bonds remain quite attractive as we head into 1999.
                              -2-

   We continue to emphasize higher quality issues as the yield premium between higher quality bonds and lower quality bonds remains close to historically narrow levels across the municipal yield curve. The Fund currently has an average quality rating of AA/Aa with over 75% of its issues rated AA or higher.
The electric utility sector continues to be an area of ongoing due diligence for us due to the uncertainty surrounding the timing and extent of electric deregulation and its ultimate impact on valuations.

   Numerous states have adopted or proposed various forms of electric utility deregulation while federal law-makers are also debating the issue in an effort to propose a national deregulation plan. As such, the portfolio continues to be well diversified in an effort to minimize the portfolio's exposure to any one sector. Consequently, we have lowered electric utility exposure to a historically low level of 25%.

Outlook

   As we move forward in 1999, factors that could drive the relative value of municipal bonds over the year include; the global economic outlook and its impact on the U.S. economy and its investment markets, legislative developments that could change the current tax laws relating to municipal bonds, and lastly, the amount of new municipal supply that the market will experience, especially in light of the large amount of new issue supply the market had to digest in 1998. Finally, should the U.S. stock market continue to experience the same pace of appreciation that is has enjoyed subsequent to its large sell-off during the 3rd quarter of 1998, it could divert money away from the tax exempt sector thus putting some additional pressure on municipals. In spite of all these potential risks, the municipal market represents excellent relative value at current levels. If we continue to get good news on the U.S. economic picture and we start to see a slowdown in municipal issuance, the municipal market should fare well in 1999.

   We continue to appreciate your interest in the Duff &
Phelps Utilities
Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,

Francis E. Jeffries, CFA
Chairman of the Board

Calvin J. Pedersen
President and Chief Executive Officer

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Portfolio of Investments
October 31, 1998

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note
1)
----------------------------------------------------------
                          LONG-TERM INVESTMENTS--96.4%
                          California--16.1%
                          Foothill/Eastern Trans.
                            Corridor Agency
                            California Toll Road
                            Revenue
Baa            $ 5,640    6.00%, 1/1/34, Ser. A.... $
6,033,503
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,
                            A.M.B.A.C..............
3,520,769
Aaa              2,000    6.25%, 9/1/14,
                            A.M.B.A.C..............
2,370,620
                          Pomona California Sngl.
                            Fam. Mortgage Rev.,
Aaa              2,705    7.375%, 8/1/10...........
3,270,589
                          Riverside County
                            California Sngl. Fam.
                            Rev., Mortgage Backed
Aaa              2,500    7.80%, 5/1/21, Ser. A....
3,395,300
                          San Bernardino County California
                            Residential Mtge. Rev.,
Aaa              7,840(c) 9.60%, 9/1/15
                            Prerefunded 9/1/96
                            @$100..................
12,139,142
                          Santa Monica Waste Wtr.
                            Enterprise Rev.,
                            Hyperion Proj.,
A1               2,000(c) 6.70%, 1/1/22, Ser. A,
                            Prerefunded 1/1/02
                            @$102..................
2,224,860
                                                    --------
----

32,954,783
                                                    --------
----
                          Colorado--2.8%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.,
Aa2              1,940    8.00%, 6/1/25............
2,121,313
Aa2                995    8.125%, 6/1/25...........
1,099,415
                          Colorado Springs Utils.
                            Rev.,
Aa2              2,300    6.50%, 11/15/15, Ser.
                            A......................
2,511,508
                                                    --------
----

5,732,236
                                                    --------
----
                          Delaware--1.9%
                          Delaware St., Econ. Dev.
                            Auth. Rev., Delmarva
                            Pwr., Ser. B
Aaa              3,500    6.75%, 5/1/19,
                            A.M.B.A.C..............
3,854,445
                                                    --------
----
                          Florida--7.2%
                          Dade County Water & Sewer
                            Systems Rev.,
Aaa              3,000    5.25%, 10/1/26...........
3,075,090
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note
1)
----------------------------------------------------------
                          Florida St. Bd. Ed. Cap.
                            Outlay,
                            Pub. Ed.
Aa2            $ 5,000    5.25%, 6/1/23, Ser. D.... $
5,062,450
                          Martin Cnty. Ind. Dev.
                            Auth.
                            Rev., Indiantown Cogen.
                            Proj.,
Baa3             1,000    7.875%, 12/15/25.........
1,154,720
                          Reedy Creek Impvt. Dist.
                            Utils. Rev., Ser. 1,
Aaa              5,500    5.00%, 10/1/19,
                            M.B.I.A................
5,485,645
                                                    --------
----

14,777,905
                                                    --------
----
                          Georgia--6.3%
                          Mun. Elec. Auth. Pwr.
                            Rev.,
                            Ser. Y,
Aaa              2,615    6.40%, 1/1/13,
                            A.M.B.A.C..............
3,082,850
                          Mun. Elec. Auth. Rev.,
                            Ser. X,
Aaa              2,750    6.50%, 1/1/20,
                            M.B.I.A................
3,296,892
Aaa              5,500    6.50%, 1/1/20,
                            A.M.B.A.C..............
6,593,785
                                                    --------
----

12,973,527
                                                    --------
----
                          Idaho--3.9%
                          Idaho Housing Agency,
                            Sngl. Fam. Mortgage
                            Senior
Aa               4,105    6.65%, 7/1/14, Ser. B....
4,514,146
Aaa              3,320    6.60%, 7/1/27, Ser. B....
3,554,259
                                                    --------
----

8,068,405
                                                    --------
----
                          Illinois--8.5%
                          Chicago Gas Supply Rev.,
                            (People's Gas, Lt. &
                            Coke Co.),
Aa3              4,600    6.875%, 3/1/15...........
5,042,428
                          Chicago Illinois
Aaa              4,000    6.25%, 1/1/11............
4,662,440
                          Chicago Illinois Sales
                            Tax Rev.,
Aaa              5,000    5.375%, 1/1/27...........
5,137,050
                          Chicago Waterworks Rev.,
A1               2,500(c) 7.20%, 11/15/16, Ser.
                            1989
                          Prerefunded 11/15/99
                            @$102..................
2,653,575
                                                    --------
----

17,495,493
                                                    --------
----

                                          See Notes to
Financial Statements.
                                       4

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note
1)
----------------------------------------------------------
                          Indiana--2.8%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa            $ 5,000    6.00%, 1/1/13,
                            M.B.I.A................ $
5,733,750
                                                    --------
----
                          Louisiana--5.3%
                          St. Charles Parish, Poll. Ctrl.
Rev.,
                            (Louisiana Pwr. & Lt. Co.),
Baa3             3,500    8.25%, 6/1/14............
3,671,885
Baa3             5,500    8.00%, 12/1/14, Ser.
                            1989...................
5,859,810
Aaa              1,250    7.00%, 12/1/22...........
1,401,200
                                                    --------
----

10,932,895
                                                    --------
----
                          Massachusetts--3.0%
                          Massachusetts St., Wtr.
                            Res. Auth., Ser. A,
Aaa              5,330    7.00%, 8/1/13,
                            M.B.I.A................
6,237,699
                                                    --------
----
                          Nebraska--2.8%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa2              2,500    6.15%, 2/1/12, Ser. B....
2,881,225
Aa2              2,500    6.20%, 2/1/17, Ser. B....
2,864,650
                                                    --------
----

5,745,875
                                                    --------
----
                          New York--10.1%
                          New York City Mun. Wtr.
                            Fin. Auth., Wtr. & Swr.
                            Sys. Rev.,
A1               3,760(c) 7.10%, 6/15/12
                            Prerefunded 6/15/01
                            @$101..................
4,115,508
                          New York St. Dorm. Auth.
                            Rev.,
                            Comsewogue Pub. Lib.
                            Insd.
Aaa              2,680    6.00%, 7/1/15,
                            M.B.I.A................
2,953,950
                          New York St. Energy
                            Research & Dev. Auth.
                            Facs. Rev.,
                            (Con Edison Co. of
                            N.Y.),
A1               3,000    6.75%, 1/15/27, Ser.
                            92A....................
3,190,650
A1               4,000    7.125%, 12/1/29..........
4,614,400
                          New York St. Envir. Fac.
                            Corp.
                            Poll. Ctrl. Rev.,
Aaa              5,000    6.90%, 11/15/15
5,791,450
                                                    --------
----

20,665,958
                                                    --------
----
                          Pennsylvania--1.6%
                          Montgomery Cnty. Ind.
                            Dev.
                            Auth., Poll. Ctrl.
                            Rev., (Philadelphia
                            Elec. Co.),
Aaa              3,000    6.70%, 12/1/21,
                            M.B.I.A................
3,273,450
                                                    --------
----
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note
1)
----------------------------------------------------------
                          Tennessee--1.6%
                          Tennessee Hsg. Dev.
                            Agcy.,
                            Mortgage Finance
Aaa            $ 3,135    6.15%, 7/1/15, Ser. B.... $
3,349,465
                                                    --------
----
                          Texas--6.5%
                          Brazos River Auth., Poll.
                            Ctrl. Rev., (Texas
                            Utils. Elec.),
Baa1             8,000    7.875%, 3/1/21...........
8,700,960
                          San Antonio Elec. & Gas
                            Rev.,
Aaa              3,425(c) 6.50%, 2/1/12, Ser. B
                          Prerefunded 2/1/99
                            @$101.5................
3,505,727
Aa1              1,075    6.50%, 2/1/12, Ser. B....
1,099,080
                                                    --------
----

13,305,767
                                                    --------
----
                          Washington--13.9%
                          Conservation & Renewable
                            Energy Sys.
                            Conservation Proj.
                            Rev.,
Aa1              2,600    6.875%, 10/1/11..........
2,990,624
                          Lewis Cnty. Pub. Utils.
                            Dist. No. 1, Cowlitz
                            Falls Hydroelectric
                            Proj. Rev.,
Aaa              5,000(c) 7.00%, 10/1/22
                            Prerefunded 10/1/01
                            @$102..................
5,554,100
                          Snohomish Cnty., Pub.
                            Utils.
                            Dist. No. 1 Elec. Rev.,
A1               1,500    6.90%, 1/1/06, Ser. A....
1,617,930
A1               8,000    5.80%, 1/1/24............
8,469,920
                          Washington St. Pub. Pwr. Supply,
                            Nuclear Proj. No. 1 Rev.,
Aaa              2,500    6.875%, 7/1/17, Ser. A...
2,747,525
                          Nuclear Proj. No. 2 Rev.,
Aa1              2,400    6.00%, 7/1/07............
2,681,448
                          Nuclear Proj. No. 3 Rev.,
Aa1              2,170    6.75%, 7/1/05, Ser. A....
2,378,298
Aaa              1,000(c) 7.25%, 7/1/15, Ser. B
                            Prerefunded 1/1/00
                            @$102..................
1,062,700
Aa1              1,000    6.50%, 7/1/18............
1,089,690
                                                    --------
----

28,592,235
                                                    --------
----
                          Wyoming--2.1%
                          Wyoming St. Farm Loan
                            Board Capital Fac.
                            Rev.,
AA-*             4,000    5.75%, 10/1/20...........
4,308,000
                                                    --------
----
                          Total long-term
                            investments
                            (cost $178,217,570)....
198,001,888
                                                    --------
----

                                          See Notes to
Financial Statements.
                                       5

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note
1)
----------------------------------------------------------
                          SHORT-TERM INVESTMENTS--2.0%
                          Goldman Sachs Tax-Exempt
                            Money Market Fund,
NR             $ 3,918    2.84%.................... $
3,918,057
                          California Poll. Ctrl. Fin. Auth.
                            Rev.,
                          So. Cal. Ed., Ser. 86B
VMIG1              300    3.35%, 11/2/98,
                            F.R.D.D................
300,000
                                                    --------
----
                          Total short-term
                            investments
                            (cost $4,218,057)
4,218,057
                                                    --------
----
                          Total Investments--98.4%
                            (cost $182,435,627;
                            Note 3)................
202,219,945
                          Other assets in excess of
                            liabilities--1.6%......
3,245,282
                                                    --------
----
                          Net Assets--100%.........
$205,465,227
                                                    --------
----
                                                    --------
----

---------------
(a) The following abbreviations are used in portfolio
descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
Corporation.
    M.B.I.A.--Municipal Bond Insurance Association.
    F.R.D.D.--Floating Rate Daily Demand Note (b).
(b) For purposes of amortized cost valuation, the maturity
date of Floating Rate
    Daily Demand Notes is considered to be the later of the
next date on which
    the security can be redeemed at par or the next date on
which the rate of
    interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or
direct U.S.
    guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard & Poor's.
----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Assets and Liabilities
October 31, 1998
----------------------------------------------------------

Assets
Investments, at value (cost
  $182,435,627)........................   $202,219,945
Cash...................................         29,347
Interest receivable....................      3,541,232
Receivable for investments sold........        129,188
                                          ------------
  Total assets.........................    205,919,712
                                          ------------
Liabilities
Accrued expenses.......................        263,584
Dividends payable......................         87,752
Advisory fee payable (Note 2)..........         79,345
Administration fee payable (Note 2)....         23,804
                                          ------------
  Total liabilities....................        454,485
                                          ------------
Net Assets.............................   $205,465,227
                                          ------------
                                          ------------
Capital
Remarketed preferred stock ($.01 par
  value; 1,300
  preferred shares, issued and
  outstanding, liquidation preference
  $50,000 per share; Note 4)...........   $ 65,000,000
                                          ------------
Common stock at par ($.01 par value;
  600,000,000
  shares authorized and 8,452,486
  issued and outstanding)..............         84,525
Paid-in capital........................    119,520,994
Undistributed net investment income....      1,189,237
Accumulated net realized loss on
  investments..........................       (113,847)
Net unrealized appreciation on
  investments..........................     19,784,318
                                          ------------
  Net assets applicable to common stock
    (equivalent to $16.62 per share
    based on 8,452,486 shares
    outstanding).......................    140,465,227
                                          ------------
  Total capital (Net assets)...........   $205,465,227
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to
Financial Statements.
                                       6

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Operations
Year Ended October 31, 1998
----------------------------------------------------------

Net Investment Income
Income
  Interest..............................   $11,730,831
                                           -----------
Expenses
  Investment advisory fee...............     1,009,404
  Administration fee....................       302,821
  Remarketing expense...................       162,500
  Directors' fees and expenses..........       123,000
  Custodian's fees and expenses.........        73,000
  Transfer agent's fees and expenses....        55,000
  Audit fee and expenses................        42,000
  Reports to shareholders...............        35,000
  Legal fees and expenses...............        21,000
  Registration expenses.................        17,000
  Miscellaneous.........................         8,000
                                           -----------
    Total expenses......................     1,848,725
                                           -----------
Net investment income...................     9,882,106
                                           -----------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
  transactions..........................      (113,847)
Net change in unrealized appreciation on
  investments...........................     3,526,116
                                           -----------
Net realized and unrealized gain on
  investments...........................     3,412,269
                                           -----------
Net Increase in Net Assets
Resulting from Operations...............   $13,294,375
                                           -----------
                                           -----------

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
----------------------------------------------------------

Increase (Decrease)
in Net Assets                    Year Ended October 31,
                               ---------------------------
                                   1998           1997
                               ------------   ------------
Operations:
  Net investment income......  $  9,882,106   $  9,923,978
  Net realized gain (loss) on
    investment
    transactions.............      (113,847)        75,567
  Net change in unrealized
    appreciation of
    investments..............     3,526,116      4,101,139
                               ------------   ------------
  Net increase in net assets
    resulting from
    operations...............    13,294,375     14,100,684
Dividends and distributions:
  Dividends to common
    shareholders from net
    investment income........    (8,086,351)    (8,052,953)
  Dividends to preferred
    shareholders from net
    investment income........    (2,347,865)    (2,341,196)
Capital share transactions
  (Note 4):
  Value of Fund shares issued
    to shareholders in
    reinvestment of
    dividends................       788,541        431,295
                               ------------   ------------
Total increase...............     3,648,700      4,137,830
Net Assets
Beginning of year............   201,816,527    197,678,697
                               ------------   ------------
End of year..................  $205,465,227   $201,816,527
                               ------------   ------------
                               ------------   ------------

See Notes to Financial Statements.        See Notes to
Financial Statements.
                                       7

------------------------------------------------------------
--------------------
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
Financial Highlights
------------------------------------------------------------
--------------------

Year Ended October 31,
PER SHARE OPERATING PERFORMANCE OF COMMON          ---------
---------------------------------------------------
SHAREHOLDERS:                                        1998
1997         1996         1995         1994
                                                   --------
--------     --------     --------     --------
Net asset value, beginning of year.............    $  16.28
$  15.84     $  15.90     $  14.23     $  16.41
                                                   --------
--------     --------     --------     --------
  Net investment income(d).....................        1.17
1.18         1.21         1.24         1.24
  Net realized and unrealized gain (loss) on
  investments(d)...............................         .41
 .50           --         1.70        (2.25)
                                                   --------
--------     --------     --------     --------
Net increase (decrease) from investment
  operations...................................        1.58
1.68         1.21         2.94        (1.01)
                                                   --------
--------     --------     --------     --------
Dividends from net investment income to:
  Preferred shareholders.......................        (.28)
(.28)        (.27)        (.31)        (.21)
                                                   --------
--------     --------     --------     --------
  Common shareholders..........................        (.96)
(.96)        (.96)        (.96)        (.96)
                                                   --------
--------     --------     --------     --------
Distributions from net realized gains to:
  Preferred shareholders.......................          --
--         (.01)          --           --
                                                   --------
--------     --------     --------     --------
  Common shareholders..........................          --
--         (.03)          --           --
                                                   --------
--------     --------     --------     --------
Net asset value, end of year(a)................    $  16.62
$  16.28     $  15.84     $  15.90     $  14.23
                                                   --------
--------     --------     --------     --------
                                                   --------
--------     --------     --------     --------
Per share market value, end of year(a).........    $  17.31
$  16.00     $  15.13     $  14.38     $  13.25
                                                   --------
--------     --------     --------     --------
                                                   --------
--------     --------     --------     --------
TOTAL INVESTMENT RETURN OF COMMON
SHAREHOLDERS(b)................................       11.41%
12.42%       12.19%       16.03%      (13.93)%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(c)
Operating expenses.............................        1.34%
1.35%        1.35%        1.37%        1.35%
Net investment income..........................        7.18%
7.46%        7.69%        8.15%        8.04%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (000)........................................    $137,680
$133,055     $132,361     $127,112     $129,300
Portfolio turnover.............................           0%
5%          10%          66%          37%
Net assets of common shareholders, end of year
  (000)........................................    $140,465
$136,817     $132,678     $133,124     $119,090
Asset coverage per share of preferred stock,
  end of year..................................    $158,050
$155,243     $152,126     $152,403     $141,607
Preferred stock outstanding (000)..............    $ 65,000
$ 65,000     $ 65,000     $ 65,000     $ 65,000

---------------
(a) NAV and market value are published in The Wall Street
Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the
    Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(c) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d) Calculated based upon weighted average shares outstanding during the year.

See Notes to Financial Statements.
                                       8

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Notes to Financial Statements
----------------------------------------------------------
   Duff & Phelps Utilities Tax-Free Income Inc. (the 'Fund') was organized in
Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation.
Investment operations commenced on November 29, 1991.

   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.


Note 1. Significant           The following is a summary of
Accounting Policies           significant accounting
policies
                              followed by the Fund in the
preparation of its
financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the
Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.

Federal Income Taxes: It is the Fund's intention to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no federal income tax provision is required.

   On the statement of assets and liabilities, as a result of permanent book-to-tax differences, $2,737,839 has been reclassed from accumulated net realized gains to paid-in-capital. This reclassification has no effect on net assets or net asset value per share.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually.
The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Agreements            The Fund has an Advisory
                              Agreement with Duff & Phelps
Investment Management
Co. (the 'Adviser'), a subsidiary of Phoenix Duff & Phelps
Corporation, and an
Administration Agreement with Prudential Investments Fund
Management LLC
('PIFM'), an indirect, wholly owned subsidiary of The
Prudential Insurance
Company of America.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.


Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for
the fiscal year ended
October 31, 1998 aggregated $0 and $1,190,000, respectively.

   The Federal income tax basis of the Fund's investments at October 31, 1998 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was
$19,784,318 (gross unrealized appreciation--$19,792,192;
gross unrealized
depreciation--$7,874).

   The Fund had a capital loss carryforward as of October
31, 1998 of
approximately $113,800 which expires in 2006. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts.

Note 4. Capital               There are 600 million shares
                              of $.01 par value common stock
authorized.

   During the fiscal year ended October 31, 1998 the Fund issued 47,727 common shares in connection with the reinvestment of dividends. For the year ended
October 31, 1997 the Fund issued 27,289 common shares in connection with the reinvestment of dividends.

   The Fund's Articles of Incorporation authorize the issuance of Remarketed
Preferred Stock ('RP'). Accordingly, the Fund issued 1,300 shares of RP on
February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 3.25% to
4.50% during the fiscal year ended October 31, 1998.

   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than
200%.

   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of
Incorporation are not satisfied.

   The holders of RP have voting rights equal to the holders of common stock
(one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of
reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends             Subsequent to October 31,
                              1998, dividends declared and
paid on preferred
shares totalled $361,348. On November 2, 1998, the Board of
Directors of the
Fund declared a dividend of $.08 per common share payable on
November 30, to
common shareholders of record on November 16. On November
17, 1998 the Board of
Directors approved a dividend of $.08 per common share to be declared on
December 1, 1998 payable on December 31, to common
shareholders of record on
December 15.
                                       10

------------------------------------------------------------
--------------------
                         REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors
Duff and Phelps Utilities Tax-Free Income Inc.

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Duff & Phelps Utilities Tax-Free
Income Inc. (the 'Fund') as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of
October 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff and Phelps Utilities Tax-Free Income Inc. at October 31,
1998, the results of
its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Chicago, Illinois
November 20, 1998
------------------------------------------------------------
--------------------
                         FEDERAL INCOME TAX INFORMATION
------------------------------------------------------------
--------------------
   We are required by the Internal Revenue Code to advise
you within 60 days of
the Fund's fiscal year end (October 31, 1998) as to the
federal tax status of
dividends paid by the Fund during such fiscal year.
Accordingly, we are advising
you that in the fiscal year ended October 31, 1998, all
dividends paid from net
investment income were federally tax-exempt interest
dividends.
                                       11

------------------------------------------------------------
--------------------
OTHER INFORMATION (Unaudited)
------------------------------------------------------------
--------------------
   Pursuant to certain rules of the Securities and Exchange
Commission the
following additional disclosure is required.

   Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the 'Plan Agent') in shares of common stock of the Fund ('Fund Shares') pursuant to the Plan;
provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record
(or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 8200, Boston,
Massachusetts, 02266 or call toll free (800) 451-6788.

   The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund
Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in
Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund's common stock is listed or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund
Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund
Shares and a cash
payment will be made for any fraction of a Fund Share.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The
Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable.
Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

   The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan
Agent a check for at least $100, but not more than $5,000, in any month. The
Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the
Board on May 27, 1998 and is effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

   The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

   Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

   There have been no material changes in the Fund's
investment objectives or
policies, charter or by-laws and principal risk factors
associated with
investment in the Fund.
------------------------------------------------------------
--------------------
Year 2000 Risks (Unaudited)
------------------------------------------------------------
--------------------
   Like other business organizations and individuals around
the world, the Fund
could be adversely affected if the computer systems used by
the Fund and its
service providers do not properly process and calculate date-
related information
from and after January 1, 2000. The Fund is taking steps
that it believes are
reasonably designed to address the Year 2000 problem with
respect to the
computer systems it uses and to obtain satisfactory
assurances that comparable
steps are being taken by each of the Fund's other major
service providers. The
Fund does not expect to incur any significant costs in order to address the Year
2000 problem however, at this time, there can be no
assurance that these steps
will be sufficient to avoid any adverse impact on the Fund.
                                       13

------------------------------------------------------------
-------
            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne
            Officers
            Calvin J. Pedersen, President & Chief Executive
              Officer
            James D. Wehr, Vice President & Chief Investment
              Officer
            Timothy M. Heaney, Vice President
            Thomas N. Steenburg, Secretary
            James W. Rosenberger, Treasurer & Assistant
              Secretary

            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3600
            Chicago, IL 60603
            (312) 368-5500

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Call toll free (800) 225-1852

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Call toll free (800) 451-6788

            Independent Auditors
            Ernst & Young LLP
            233 South Wacker Drive
            Chicago, IL 60606

            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom (Chicago)
            333 West Wacker Drive
            Chicago, IL 60606

              This report is for stockholder information.
This is not a
            prospectus intended for use in the purchase or sale of Fund shares.

            264325101